EXHIBIT 99.3

BANK ONE ISSUANCE TRUST
ONEseries Monthly Noteholders' Statement

Monthly Period: September 2002

The undersigned, a duly authorized representative of First USA Bank, National Association (the “Bank”), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of May 1, 2002 (the “Transfer and Servicing Agreement”), among the Bank, as Transferor, Servicer and Administrator, Bank One Issuance Trust, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent, does hereby certify as follows:

A.	Information Regarding the Current Distribution to Noteholders

1.	The total amount of the distribution to Noteholders on the Payment Date per $1,000 Initial Outstanding Dollar Principal Amount

	Tranche	Amount
	Class A (2002-1)	1.55724
	Class A (2002-2)	3.46667
	Class A (2002-3)	2.79222

	Class B (2002-1)	1.77474

	Class C (2002-1)	2.24197

2.	The amount of the distribution set forth in item 1 in respect of interest on the Notes, per $1,000 Initial Outstanding Dollar Principal Amount

	Tranche	Amount
	Class A (2002-1)	1.55724
	Class A (2002-2)	3.46667
	Class A (2002-3)	2.79222

	Class B (2002-1)	1.77474

	Class C (2002-1)	2.24197

3.	The amount of the distribution set forth in item 1 in respect of principal on the Notes, per $1,000 Initial Outstanding Dollar Principal Amount

	Tranche	Amount
	Class A (2002-1)	0.00000
	Class A (2002-2)	0.00000
	Class A (2002-3)	0.00000

	Class B (2002-1)	0.00000

	Class C (2002-1)	0.00000

B.	Information regarding the tranches of Notes of the ONEseries

1.	Outstanding Dollar Principal Amount and Nominal Liquidation Amount of Tranches of Notes of the ONEseries for the related Monthly Period
Tranche	Initial Outstanding Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Nominal Liquidation Amount

Class A (2002-1)	1,000,000,000.00	1,000,000,000.00	1,000,000,000.00	1,000,000,000.00
Class A (2002-2)	1,250,000,000.00	1,250,000,000.00	1,250,000,000.00	1,250,000,000.00
Class A (2002-3)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00

Total Class A	2,750,000,000.00	2,750,000,000.00	2,750,000,000.00	2,750,000,000.00

Class B (2002-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00

Total Class B	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00

Class C (2002-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00

Total Class C	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00

Total	3,250,000,000.00	3,250,000,000.00	3,250,000,000.00	3,250,000,000.00

2.	Nominal Liquidation Amount of Notes of the ONEseries
	Tranche	Beginning Nominal Liquidation Amount	Increases from accretion of Principal for Discount Notes	Increases from amounts withdrawn from the Principal Funding Subaccounts in respect of Prefunding Excess Amounts	Reimbursements of prior Nominal Liquidation Amount Deficits from Available Finance Charge Collections	Reductions due to reallocations of Available Principal Collections and Investor Charge-Offs	Reductions due to amounts deposited to the Principal Funding Subaccounts	Ending Nominal Liquidation Amount

	Class A (2002-1)	1,000,000,000.00	0.00	0.00	0.00	0.00	0.00	1,000,000,000.00
	Class A (2002-2)	1,250,000,000.00	0.00	0.00	0.00	0.00	0.00	1,250,000,000.00
	Class A (2002-3)	500,000,000.00	0.00	0.00	0.00	0.00	0.00	500,000,000.00

	Total Class A	2,750,000,000.00	0.00	0.00	0.00	0.00	0.00	2,750,000,000.00

	Class B (2002-1)	250,000,000.00	0.00	0.00	0.00	0.00	0.00	250,000,000.00

	Total Class B	250,000,000.00	0.00	0.00	0.00	0.00	0.00	250,000,000.00

	Class C (2002-1)	250,000,000.00	0.00	0.00	0.00	0.00	0.00	250,000,000.00

	Total Class C	250,000,000.00	0.00	0.00	0.00	0.00	0.00	250,000,000.00

	Total	3,250,000,000.00	0.00	0.00	0.00	0.00	0.00	3,250,000,000.00

3.	ONEseries Interest Funding Account Subaccounts

	Tranche	Beginning Interest Funding Subaccount Balance	Targeted deposit to the Interest Funding Subaccount with respect to the current period	Previous shortfalls of targeted deposits to the Interest Funding Subaccount	Actual deposit to the Interest Funding Subaccount	Amount withdrawn from the Interest Funding Subaccount for payment to Noteholders	Other Withdrawals	Ending Interest Funding Subaccount Balance

	Class A (2002-1)	0.00	1,557,243.61	0.00	1,557,243.61	(1,557,243.61)	0.00	0.00
	Class A (2002-2)	0.00	4,333,333.33	0.00	4,333,333.33	(4,333,333.33)	0.00	0.00
	Class A (2002-3)	0.00	1,396,111.11	0.00	1,396,111.11	(1,396,111.11)	0.00	0.00

	Total Class A	0.00	7,286,688.06	0.00	7,286,688.06	(7,286,688.06)	0.00	0. 00

	Class B (2002-1)	0.00	443,685.90	0.00	443,685.90	(443,685.90)	0.00	0.00

	Total Class B	0.00	443,685.90	0.00	443,685.90	(443,685.90)	0.00	0.00

	Class C (2002-1)	0.00	560,491.46	0.00	560,491.46	(560,491.46)	0.00	0.00

	Total Class C	0.00	560,491.46	0.00	560,491.46	(560,491.46)	0.00	0.00

	Total	0.00	8,290,865.42	0.00	8,290,865.42	(8,290,865.42)	0.00	0.00

4.	ONEseries Principal Funding Account Subaccounts

	Tranche	Beginning Principal Funding Subaccount Balance	Targeted deposit to the Principal Funding Subaccount with respect to the current period	Previous shortfalls of targeted deposits to the Principal Funding Subaccount	Actual deposit to the Principal Funding Subaccount	Amount withdrawn from the Principal Funding Subaccount for payment to Noteholders	Other Withdrawals	Ending Principal Funding Subaccount Balance

	Class A (2002-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	Class A (2002-2)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	Class A (2002-3)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Total Class A	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Class B (2002-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Total Class B	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Class C (2002-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Total Class C	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00

5.	ONEseries Class C Reserve Subaccounts

	Tranche	Beginning Class C Reserve Subaccount Balance	Class C Reserve Subaccount earnings for the current period	Targeted deposit to the Class C Reserve Subaccount	Actual deposit to the Class C Reserve Subaccount, including Excess Amounts	Amount withdrawn in respect of payment of interest or principal to Noteholders	Withdrawal of Excess Amounts pursuant to subsection 3.25(c) of the Indenture Supplement	Ending Class C Reserve Subaccount Balance

	Class C (2002-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00

6.	Class A Required Subordinated Amount of Class B and Class C Notes and Class A Usage of Class B and Class C Required Subordinated Amounts

	Tranche	Required Subordinated Amount of Class B Notes as of the close of business on the related Note Transfer Date	Required Subordinated Amount of Class C Notes as of the close of business on the related Note Transfer Date	Class A Usage of Class B Required Subordinated Amount for the current period	Class A Usage of Class C Required Subordinated Amount for the current period	Cumulative Class A Usage of Class B Required Subordinated Amount	Cumulative Class A Usage of Class C Required Subordinated Amount

	Class A (2002-1)	84,795,300.00	84,795,300.00	0.00	0.00	0.00	0.00
	Class A (2002-2)	105,994,125.00	105,994,125.00	0.00	0.00	0.00	0.00
	Class A (2002-3)	42,397,650.00	42,397,650.00	0.00	0.00	0.00	0.00

	Total	233,187,075.00	233,187,075.00	0.00	0.00	0.00	0.00

7.	Class B Required Subordinated Amount of Class C Notes and Class B Usage of Class C Required Subordinated Amounts

	Tranche	Required Subordinated Amount of Class C Notes as of the close of business on the related Note Transfer Date	Class B Usage of Class C Required Subordinated Amount for the current period	Cumulative Class B Usage of Class C Required Subordinated Amount

	Class B (2002-1)	234,501,292.59	0.00	0.00

	Total	234,501,292.59	0.00	0.00

C.	Information regarding the performance of the ONEseries

			September Monthly Period	August Monthly Period	July Monthly Period
	Portfolio Yield		10.89%	10.78%	10.28%
	Less: Base Rate		4.63%	4.53%	4.56%

	Excess Spread		6.26%	6.25%	5.72%

	Three Month Average Excess Spread		6.08%

	Principal Payment Rate		13.48%

FIRST USA BANK, National Association as Servicer

By:	/s/ MICHAEL J. GRUBB
Michael J. Grubb First Vice President